UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2022

Home Point Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39964	90-1116426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 616-6866

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On August 23, 2022, Home Point Financial Corporation (“HPF”), a wholly owned subsidiary of Home Point Capital Inc. (the “Company”), entered into the Change of Terms Agreement (the “Agreement”), dated as of August 23, 2022, with Texas Capital Bank, National Association (“TCB”), which amends the Mortgage Warehouse Agreement, dated as of September 1, 2021, between HPF and TCB (as amended, restated, supplemented, or otherwise modified, the “Prior Agreement”).

Pursuant to the terms of the Agreement, the maturity date has been amended from September 1, 2022 to August 19, 2023, and effectuated certain other technical changes to the Prior Agreement.

TCB or certain affiliates of TCB may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business for which it may receive customary fees and reimbursement of expenses.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 9.01Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1+	Change of Terms Agreement, dated as of August 23, 2022, by and between Home Point Financial Corporation, as seller, and Texas National Bank, National Association
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

+

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: August 26, 2022

	By:	/s/ Mark S. Elbaum

	Name:	Mark S. Elbaum
	Title:	Chief Financial Officer